Tax Receivable Agreement	6 Months Ended
Jun. 30, 2018
Text Block [Abstract]
Tax Receivable Agreement

(3) Tax Receivable Agreement

In connection with the IPO the Company entered into a Tax Receivable Agreement (“TRA”) that requires us to make payments to the Continuing LLC Owners, as defined in Note 15, “Shareholders’ Equity,” that are generally equal to 85% of the applicable cash tax savings, if any, realized as a result of favorable tax attributes that will be available to the Company as a result of the Reorganization Transactions, exchanges of EVO, LLC interests for Class A common stock, and payments made under the TRA. Payments will occur only after the filing of U.S. federal and state income tax returns and realization of cash tax savings from the favorable tax attributes. The first payment is due between 95 to 125 days after the filing of the Company’s tax return for the year ended December 31, 2018, which is due April 15, 2019, but the due date can be extended until October 15, 2019.

As a result of the exchange of units of EVO, LLC and shares of Class D common stock for shares of Class A common stock sold by the selling stockholder in connection with the IPO, the Company recorded a deferred tax asset of $2.6 million associated with the increase in tax basis. Payments to the Continuing LLC Owners related to the purchases, the exchanges as described in Note 15, “Shareholders’ Equity,” of the accompanying unaudited condensed consolidated financial statements, will aggregate to approximately $2.2 million, ranging from zero to $0.2 million per year over the next 15 years. The Company recorded a corresponding reduction to paid-in capital for the difference between the TRA liability and the related deferred tax asset. As of June 30, 2018, the Company’s remaining deferred tax asset and payment liability pursuant to the TRA were approximately $2.6 million and $2.2 million, respectively. The amounts recorded as of June 30, 2018 approximate the current estimate of expected tax savings and are subject to change after the filing of the Company’s U.S. federal and state income tax returns for the year ending December 31, 2018. Future payments under the TRA with respect to subsequent exchanges would be in addition to these amounts.

For the TRA, the cash savings realized by the Company are computed by comparing the actual income tax liability of the Company to the amount of such taxes the Company would have been required to pay had there been no increase to the tax basis of the assets of EVO, LLC as a result of the purchase or exchange of EVO, LLC Interests, had there been no tax benefit from the tax basis in the intangible assets of EVO, LLC on the date of the IPO and had there been no tax benefit as a result of the Net Operating Losses (“NOLs”) generated by the increase in our tax basis of the assets in EVO, LLC. Subsequent adjustments of the TRA obligations due to certain events (e.g. changes to the expected realization of NOLs or changes in tax rates) will be recognized within operating expenses in the unaudited condensed consolidated statement of operations and comprehensive (loss) income.